SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934


      Date of Report (Date of earliest event reported) September 12, 2000


                        DIALYSIS CORPORATION OF AMERICA
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                  0-8527               59-1757642
----------------------------     -----------         -------------------
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

      27 Miller Avenue, Lemoyne, Pennsylvania            17043
     ----------------------------------------         ----------
     (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code (717) 730-6164
                                                         --------------

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Item 5.  Other Events

     The Company plans to acquire up to approximately 300,000 shares of its outstanding trading stock, which presently is approximately 1,350,000 shares, at current market prices. This is based on management's belief that the common stock, based on current market prices, is undervalued. The purchases will be funded from internally generated funds. The press release, an exhibit to this Current Report, provides more information with regard to the repurchase program.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired

          Not Applicable

     (b)  Pro Forma Financial Information

          Not Applicable

     (c)  Exhibits

          (99) Additional Exhibits

              (i) Press Release re: purchase of Company's common stock dated
                  September 12, 2000.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett

                                       By-------------------------------------
                                          STEPHEN W. EVERETT, President

Dated:  September 12, 2000

                              EXHIBIT INDEX


(99) Additional Exhibits

     (i) Press Release re: purchase of Company's common stock dated September 12, 2000.